UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Continental Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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CONTINENTAL AIRLINES, INC.
1600 SMITH ST.
15 FL HQSLG
HOUSTON, TX 77002
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the environmental impact of the annual meeting and the costs incurred by Continental Airlines, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Airlines, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you vote by Internet or telephone,
you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONTI1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTINENTAL AIRLINES, INC.	For	Withhold	For All	To withhold authority to vote for any individual
	All	All	Except	nominee(s), mark “For All Except” and write the
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.				number(s) of the nominee(s) on the line below.

	☐	☐	☐

Vote on Directors
1.	Election of Directors
Nominees:
	01) Kirbyjon H. Caldwell	06) George G. C. Parker
	02) Lawrence W. Kellner	07) Jeffery A. Smisek
	03) Douglas H. McCorkindale	08) Karen Hastie Williams
	04) Henry L. Meyer III	09) Ronald B. Woodard
	05) Oscar Munoz	10) Charles A. Yamarone	For	Against	Abstain

Vote on Proposals

2.	Ratification of Appointment of Independent Registered Public Accounting Firm		☐	☐	☐

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSALS 3 AND 4. PROPOSAL 5 HAS BEEN WITHDRAWN.

3.	Stockholder Proposal Related to Political Activities		☐	☐	☐

4.	Stockholder Proposal Related to Allowing Holders of 10% of the Common Stock to Call Special Meetings		☐	☐	☐

5.	(Proposal Withdrawn) Stockholder Proposal Related to Stockholder Approval of Certain Severance Agreements		☐	☐	☐

		Yes	No

For address changes and/or comments, please check this box and write them on the back where indicated.	☐
U.S. CITIZENSHIP
Please mark “YES” if the stock owned of record or beneficially by you is owned and controlled ONLY by U.S. citizens (as defined in the proxy statement), or mark “NO” if such stock is owned or controlled by any person who is NOT a U.S. citizen.
		☐	☐

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement and 2007 Annual Report to Stockholders are available on the Internet at www.proxyvote.com.

CONTINENTAL AIRLINES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 11, 2008
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby authorizes Lawrence W. Kellner, Jennifer L. Vogel and Lori A. Gobillot, and each of them, with full power of substitution, to represent and vote the stock of the undersigned in Continental Airlines, Inc. as directed and, in their sole discretion, on all other matters that may properly come before the Annual Meeting of Stockholders to be held on June 11, 2008, and at any postponement or adjournment thereof, as if the undersigned were present and voting thereat. The undersigned acknowledges receipt of the notice of annual meeting and proxy statement with respect to such annual meeting and certifies that, to the knowledge of the undersigned, all equity securities of Continental Airlines, Inc. owned of record or beneficially by the undersigned are owned and controlled ONLY by U.S. citizens (as defined in the proxy statement), except as indicated on the reverse side hereof.
     Whether or not you expect to attend the annual meeting, please vote the shares. As explained on the other side of this proxy, you may vote by Internet or by telephone, or you may execute and return this proxy, which may be revoked at any time prior to its use.
     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED ON THE OTHER SIDE OF THIS PROXY (PROPOSAL 1), “FOR” RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2), “AGAINST” STOCKHOLDER PROPOSAL RELATED TO POLITICAL ACTIVITIES (PROPOSAL 3) AND “AGAINST” STOCKHOLDER PROPOSAL RELATED TO ALLOWING HOLDERS OF 10% OF THE COMMON STOCK TO CALL SPECIAL MEETINGS (PROPOSAL 4). STOCKHOLDER PROPOSAL RELATED TO STOCKHOLDER APPROVAL OF CERTAIN SEVERANCE AGREEMENTS (PROPOSAL 5) HAS BEEN WITHDRAWN.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on other side)